Exhibit 21.1


                  Subsidiaries if WinStar Communications, Inc.
            (a Delaware corporation, incorporated in September 1990)


  Wholly Owned Subsidiaires


  WinStar Wireless, Inc.
  (Delaware, February 1994)

  WinStar Wireless Fiber Corp. ("WWFC")               Subsidiaries of WWFC
  (Delaware, March 1995)
                                                      WinStar Locate, Inc.
                                                      (Delaware, April 1996)
  WinStar Gateway Network, Inc.
  (Delaware, May 1992)                                Local subsidiaries of
                                                      WWFC (each a
                                                      Delaware corporation)

  WinStar Telecommunications, Inc.
  (Delaware, February 1996)



  WinStar New Media Company, Inc. ("WNM")              Subsidiaries of WNM
  (Delaware, March 1994)
                                                       WinStar Broadcasting
                                                       Corp. (Delaware,
  Non Fiction Films, Inc. ("NFF")                      March 1996)
   (Delaware, July 1994)
                                                       The Winning Line, Inc.
                                                       ("TWL") (Washington,
                                                       October 1992: WNM
                                                       has a 65% equity
                                                       interest in TWL)

                                                       Subsidiaries of NFF

  WinStar Global Products, Inc. ("WGP")                GFL Communications,
  (Delaware, February 1987)                            Inc. (New York,
                                                       February 1990: NFF
                                                       has an 80% equity
                                                       interestin GFL, which is
                                                       the sole stockholder of
                                                       Fox/Lorber Associates,
                                                       Inc. (New York, May
                                                       1981))

                                                       Subsidiaries of WGP

                                                       Inne Dispensables Inc.
                                                       (New York, April 1993)



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